FEDERATED MUNICIPAL SECURITIES FUND, INC.

Class A Shares
Class B Shares
Class C Shares
Supplement to Statement of Additional Information dated May 31, 2006

Under the section entitled "Securities in Which the Fund Invests" please add the following directly following "Credit Enhancement":

TAX-EXEMPT COMMERCIAL PAPER

Tax-exempt commercial paper is a tax-exempt issuer's obligation with a maturity of less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issues may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

                                           October 5, 2006




Cusip  313913105
       313913204
       313913303



35627  (9/06)